EXHIBIT 10.11
                 FIRST AMENDMENT TO LIFKA EMPLOYMENT AGREEMENT

         This Amendment, made as of this 30th day of March, 1995 by and between William J. Lifka, residing at 610 N. Flagship Drive, Salem, SC 29676 ("Lifka") and Data Switch Corporation, a Delaware corporation with offices at One Enterprise Drive, Shelton, CT 06484 (the "Company")

                           W I T N E S S E T H:

         WHEREAS, the Company and Lifka entered into an Employment Agreement ("Agreement") dated as of December 19, 1993, pursuant to which Lifka was retired as President and Chief Executive Officer of the Company until June 15, 1994; and

         WHEREAS, Lifka has continued to serve past the date of the Agreement, on a month-to-month basis and

         WHEREAS, the parties desire to extend the Agreement, in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto hereby agree as follows:

         1. Except as expressly set forth herein, all terms and conditions of the Agreement shall remain in full force and affect and shall not be deemed amended hereby.

         2. The term of the Agreement shall be extended through June 30, 1995, unless sooner terminated by Lifka or the Company in accordance with the terms hereof, or extended by the mutual agreement of the parties in writing.

         3. Lifka's base compensation hereunder shall be twenty five thousand dollars ($25,000) per month, payable in accordance with the Company's standard payroll practices.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                    DATA SWITCH CORPORATION


                                    By:Irwin J. Sitkin____________
                                       Irwin J. Sitkin
                                       Chairman, Compensation and
                                       Stock Option Committee



                                       William J. Lifka__________
                                       William J. Lifka